                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 9, 2001
                                        ----------------




                         CAPITAL ONE AUTO FINANCE TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                        0-25762            54-1719855
----------------------------------      --------------    --------------------
(State or other jurisdiction of         (Commission        (IRS Employer
        incorporation)                   File Number)     Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                   23060
--------------------------------------------------               -------------
   (Address of principal executive offices)                        (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

                         CAPITAL ONE AUTO FINANCE TRUST
                Automobile Receivable-Backed Notes, Series 2001-A
                       Class A-1 3.75 % Asset Backed Notes
                       Class A-2 4.14 % Asset Backed Notes
                       Class A-3 4.83 % Asset Backed Notes
                       Class A-4 5.40 % Asset Backed Notes
                        Class B 7.92 % Asset Backed Notes
                       Preliminary Servicer's Certificate



-------------------------------------------       ---------------------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:          10/1/01                                                                       ORIGINAL
MONTHLY PERIOD ENDING:            10/31/01        PURCHASES           UNITS     CUT-OFF DATE    CLOSING DATE   POOL BALANCE
PREV. DISTRIBUTION/CLOSE DATE:    10/15/01        ---------------------------------------------------------------------------------
DISTRIBUTION DATE:                11/15/01        INITIAL PURCHASE   52,772                          7/26/01           $815,094,313
DAYS OF INTEREST FOR PERIOD:            31        SUB. PURCHASE #1    6,974                          8/24/01            113,867,436
DAYS IN COLLECTION PERIOD:              31        SUB. PURCHASE #2                                                                0
MONTHS SEASONED:                         3
                                                                    ---------------------------------------------------------------
                                                  TOTAL              59,746                                            $928,961,749
-------------------------------------------       ---------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
I.          MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
-----------------------------------------------------------------------------------------------------------------------------------
    {1}     Beginning of period Aggregate Principal Balance                     {1}                               $889,734,322.68
                                                                                                       ---------------------------

    {2}     Purchase of Subsequent Receivables                                  {2}                                          0.00
                                                                                                       ---------------------------

            Monthly Principal Amounts

               {3}    Regular Principal Received                                {3}    10,474,531.61
                                                                                    -----------------
               {4}    Prepaid Principal Received                                {4}     4,771,478.67
                                                                                    -----------------
               {5}    Defaulted Receivables Deposit Amount                      {5}     1,895,778.54
                                                                                    -----------------
               {6}    Principal Portion of Repurchased Receivables              {6}       157,028.68
                                                                                    -----------------
               {7}    Cram Down Losses and Other Non-Cash Adjustments           {7}        11,581.11
                                                                                    -----------------

               {8}    Total Monthly Principal Amounts                           {8}                                 17,310,398.61
                                                                                                       ---------------------------

    {9}     End of period Aggregate Receivable Balance                          {9}                               $872,423,924.07
                                                                                                       ===========================
   {10}     Pool Factor   ( {9} / Original Pool Balance)                       {10}                                        0.9391

-----------------------------------------------------------------------------------------------------------------------------------
II.         MONTHLY PERIOD NOTE BALANCE CALCULATION:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  ----------------------------------------------------------------
                                                                     CLASS A-1           CLASS A-2             CLASS A-3
                                                                     ---------           ---------             ---------
   {11}     Original Note Balance                            {11}   $126,500,000        $234,500,000          $241,500,000
                                                                  ----------------------------------------------------------------

   {12}     Beginning of period Note Balance                 {12}           90,606,905           234,500,000          241,500,000
                                                                  ----------------------------------------------------------------

   {13}     Noteholders' Principal Distributable Amount      {13}           15,839,015                     0                    0
   {14}     Noteholders' Accelerated Principal Amount        {14}                    0                     0                    0
   {15}     Optional Note Redemption Principal Amount        {15}                    0                     0                    0
                                                                  ----------------------------------------------------------------

   {16}     End of period Note Balance                       {16}           74,767,891           234,500,000          241,500,000
                                                                  ================================================================

   {17}     Note Pool Factors  ( {16} / {11} )               {17}               0.5911                1.0000               1.0000
                                                                  ================================================================
-----------------------------------------------------------------------------------------------------------------------------------
II.         MONTHLY PERIOD NOTE BALANCE CALCULATION:
-----------------------------------------------------------------------------------------------------------------------------------
                                                             ---------------------------------------------------------------
                                                               CLASS A-4             CLASS B                       TOTAL
                                                               ---------             -------                       -----
   {11}     Original Note Balance                             $247,500,000         $60,382,514                 $910,382,514
                                                             ---------------------------------------------------------------

   {12}     Beginning of period Note Balance                          247,500,000            43,222,505        $857,329,410
                                                             ---------------------------------------------------------------

   {13}     Noteholders' Principal Distributable Amount                         0             1,125,176          16,964,191
   {14}     Noteholders' Accelerated Principal Amount                           0             6,992,443           6,992,443
   {15}     Optional Note Redemption Principal Amount                           0                     0                   0
                                                             ---------------------------------------------------------------

   {16}     End of period Note Balance                                247,500,000            35,104,886        $833,372,777
                                                             ===============================================================

   {17}     Note Pool Factors  ( {16} / {11} )                             1.0000                0.5814              0.9154
                                                             ===============================================================




-----------------------------------------------------------------------------------------------------------------------------------
III.        RECONCILIATION OF PRE-FUNDING ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
   {18}     Beginning of period Pre-Funding Account balance                                  {18}                         $0.00
                                                                                                                  --------------
   {19}         Purchase of Subsequent Receivables                                           {19}           0.00
                                                                                                  ---------------
   {20}         Investment Earnings                                                          {20}     188,404.50
                                                                                                  ---------------
   {21}         Investment Earnings Transfer to Collections Account                          {21}    (188,404.50)
                                                                                                  ---------------
   {22}         Payment of Mandatory Prepayment Amount                                       {22}           0.00
                                                                                                  ---------------
   {23}     End of period Pre-Funding Account balance                                        {23}                         $0.00
                                                                                                                  --------------

-----------------------------------------------------------------------------------------------------------------------------------
IV.         RECONCILIATION OF COLLECTION ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS:
              {24}    Scheduled and Prepayment Principal Cash Received      {24}                15,246,010.28
                                                                                 -----------------------------
              {25}    Liquidation Proceeds Collected during period          {25}                   874,628.15
                                                                                 -----------------------------
              {26}    Receivables Repurchase Amounts                        {26}                   157,028.68
                                                                                 -----------------------------
              {27}    Interest and Fees Collected on Receivables            {27}                13,195,329.34
                                                                                 -----------------------------
              {28}    Recoveries on Previously Defaulted Receivables        {28}                         0.00
                                                                                 -----------------------------
              {29}    Advances from the Reserve Fund                        {29}                         0.00
                                                                                 -----------------------------
                      Investment Earnings on Trust Accounts

              {30}       Collection Account                                 {30}                    39,302.35
                                                                                 -----------------------------
              {31}       Transfer from Reserve Fund                         {31}                    32,661.43
                                                                                 -----------------------------
              {32}       Transfer from Pre-Funding Account                  {32}                   188,404.50
                                                                                 -----------------------------
              {33}    Optional Note Redemption Prepayment Amount            {33}                         0.00
                                                                                 -----------------------------
              {34}    Total Available Funds                                 {34}                                     29,733,364.73
                                                                                                                -------------------

DISTRIBUTIONS:
              {35}    Trustees' Fees                                        {35}                         0.00
                                                                                 -----------------------------
              {36}    Servicing Fees                                        {36}                 2,100,538.85
                                                                                 -----------------------------

                  Class A Noteholders' Note Interest
                  -----------------------------------------------------------------------------------------------------
                                    BEGINNING          INTEREST                                     CALCULATED
                    CLASS         NOTE BALANCE           RATE           DAYS         DAYS BASIS      INTEREST
                  -----------------------------------------------------------------------------------------------------
          {37}           A-1            $90,606,905        3.75000%          31   Actual days/360             $292,585

          {38}           A-2           $234,500,000        4.14000%          30        30/360                  809,025

          {39}           A-3           $241,500,000        4.83000%          30        30/360                  972,038

          {40}           A-4           $247,500,000        5.40000%          30        30/360                1,113,750
                  -----------------------------------------------------------------------------------------------------

          {41}    Note Insurer Premiums

          {42}    Reimbursement Obligations due Note Insurer

          {37}                   292,584.80
                   -------------------------
          {38}                   809,025.00
                   -------------------------
          {39}                   972,037.50
                   -------------------------
          {40}                 1,113,750.00
                   -------------------------
          {41}                   203,526.73
                   -------------------------
          {42}                         0.00
                   -------------------------

                      Class B Noteholders' Primary Note Interest
                      ---------------------------------------------------------------------
                                     BEGINNING   INTEREST                      CALCULATED
                          CLASS    NOTE BALANCE    RATE      DAYS  DAYS BASIS   INTEREST
                      ---------------------------------------------------------------------
              {43}       Class B    $43,222,505   7.92000%    30     30/360     285,269       {43}    285,268.53
                      ---------------------------------------------------------------------        --------------

              {44}    Class A Noteholders' Principal Payment Amount                           {44} 15,839,014.73
                                                                                                   --------------
              {45}    Accrued and Unpaid Premium and Reimbursement Obligations,
                        due Note Insurer                                                      {45}          0.00
                                                                                                   --------------
              {46}    Deposit to Reserve Account, to Required Level                           {46}          0.00
                                                                                                   --------------
              {47}    Class A Noteholder's Accelerated Principal Amount (if in an event of default under the indenture or, under certain
                        circumstances, an insurance agreement event of default)               {47}          0.00
                                                                                                   --------------
              {48}    Class B Noteholders' Principal Payment Amount                           {48}  1,125,175.91
                                                                                                   --------------
              {49}    Class B Noteholder's Accelerated Principal Amount                       {49}  6,992,442.68
                                                                                                   --------------
              {50}    Optional Note Redemption Amount                                         {50}          0.00
                                                                                                   --------------
              {51}    Other Amounts Due to the Trustees                                       {51}          0.00
                                                                                                   --------------
              {52}    Servicer Transition Expenses                                            {52}          0.00
                                                                                                   --------------
              {53}    Indenture Trustee Title Expenses                                        {53}          0.00
                                                                                                   --------------
              {54}    Class B Excess Interest                                                 {54}          0.00
                                                                                                   --------------
              {55}    Distribution to the equity certificate holder                           {55}          0.00
                                                                                                   --------------
   {56}     Total Distributions                                                               {56}                     29,733,364.73
                                                                                                                       =============

------------------------------------------------------------------------------------------------------------------------------------
V.          RECONCILIATION OF RESERVE ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
   {57}     BEGINNING OF PERIOD RESERVE ACCOUNT BALANCE                             {57}                    $9,887,746.75
                                                                                                          ----------------

            DEPOSITS TO RESERVE ACCOUNT
              {58}    Investment Earnings                                           {58}       32,661.43
                                                                                         ----------------
              {59}    Deposits Related to Subsequent Receivables Purchases          {59}               -
                                                                                         ----------------
              {60}      Total Additions                                             {60}                       $32,661.43
                                                                                                          ----------------

            PRIORITY WITHDRAWALS FROM RESERVE ACCOUNT
              {61}    Transfer of Investment Earnings to Collection Account         {61}      (32,661.43)
                                                                                         ----------------
              {62}    Advances to Collection Account - Priority (1) through (7)     {62}               -
                                                                                         ----------------
              {63}      Total Priority Withdrawals                                  {63}                      ($32,661.43)
                                                                                                          ----------------

   {64}     RESERVE ACCOUNT SUBTOTAL                                                {64}                    $9,887,746.75
                                                                                                          ----------------
              {65}    Reserve Account Requirement                                   {65}    9,103,825.14
                                                                                         ----------------
              {66}    Reserve Account Shortfall / Excess                            {66}      783,921.61
                                                                                         ----------------
   {67}     DEPOSIT TO RESERVE FUND, TO REQUIRED LEVEL                              {67}                            $0.00
                                                                                                          ----------------
   {68}     RESERVE ACCOUNT PRIMARY BALANCE                                         {68}                    $9,887,746.75
                                                                                                          ----------------

            SUBORDINATE WITHDRAWALS FROM RESERVE ACCOUNT
              {69}    Advances to Collection Account - Priority (10), (16) and
                        (17) (limited to excess amounts on deposit)                 {69}               -
                                                                                         ----------------
              {70}    Advances to Collection Account - Priority (12) through (15)   {70}               -
                                                                                         ----------------
              {71}    Return of Excess to Equity Certificate Holder                 {71}     (783,921.61)
                                                                                         ----------------
              {72}      Total Subordinate Withdrawals                               {72}                      (783,921.61)
                                                                                                          ----------------

   {73}     END OF PERIOD RESERVE ACCOUNT BALANCE                                   {73}                     9,103,825.14
                                                                                                          ================

------------------------------------------------------------------------------------------------------------------------------------
VI.         CALCULATION OF RESERVE ACCOUNT REQUIREMENT
------------------------------------------------------------------------------------------------------------------------------------
            IF PRIOR TO ACCELERATED RESERVE FUND EVENT:

                      Lesser of:
              {74}         (1)Ending Aggregate Note Balance                        {74}                        833,372,776.86
                                                                                                          --------------------
                       -or--
              {75}         (2)1.0% of 98% of Original Receivable Balance           {75}                          9,103,825.14
                                                                                                          --------------------

                                                                                                          --------------------
              {76}            REQUIREMENT                                          {76}                          9,103,825.14
                                                                                                          --------------------

            IF ACCELERATED RESERVE FUND EVENT:

                      Lesser of:
              {77}         (1)Ending Aggregate Note Balance                        {77}                        833,372,776.86
                                                                                                          --------------------
                       -or--
                           (2)Greater of:

              {78}            (a) 3.0% of 98% of Original Receivable Balance       {78}   27,311,475.41
                                                                                         ---------------

              {79}                      -or--                                      {79}                         51,298,526.74
                                                                                                          --------------------
              {80}            (b) 6.0% of 98% of Current Receivable Balance        {80}   51,298,526.74
                                                                                         ---------------

                                                                                                          --------------------
              {81}            REQUIREMENT                                          {81}                        51,298,526.74
                                                                                                          --------------------

------------------------------------------------------------------------------------------------------------------------------------
VII.        CALCULATION OF PRINCIPAL PAYMENT AMOUNTS
------------------------------------------------------------------------------------------------------------------------------------
              {82}    Principal Collections                                      {82}                17,310,398.61
                                                                                      -----------------------------

              {83}    End of Period Aggregate Receivables Balance                {83}               872,423,924.07
                                                                                      -----------------------------
              {84}    Required O/C Margin (as Specified in Trust Indenture)      {84}                17,448,478.48
                                                                                      -----------------------------
              {85}    Required Maximum Ending Aggregate Class A Principal
                        Balance (line {83} - {84})                               {85}               854,975,445.59
                                                                                      -----------------------------

              {86}    Class A Aggregate Oustanding Principal Balance (Start of
                        Period)                                                  {86}               814,106,905.26
                                                                                      -----------------------------
                      Less:

              {87}    Allocable to Class A Notes (line {82} X 91.5%)             {87}                15,839,014.73
                                                                                      -----------------------------
              {88}    Preliminary Class A Ending Balance                         {88}               798,267,890.53
                                                                                      -----------------------------
              {89}    Payment Amount Necessary to Reduce Class A Balance to
                        Required Level (line {88} - {85})                        {89}                         0.00
                                                                                      -----------------------------

                                                                                                                   -----------------
              {90}    Class A Principal Payment Amount (line {87} + {89})        {90}                                 15,839,014.73
                                                                                                                   -----------------

                                                                                                                   -----------------
              {91}    Class B Principal Payment Amount (line {82} X 6.5%)        {91}                                  1,125,175.91
                                                                                                                   -----------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Servicer's Report as dated above.






                              OFFICERS' CERTIFICATE

        The undersigned hereby certifies that ( i ) he or she is an Authorized Officer of Captial One Auto Finance ( the "Servicer" ), and ( ii ) Exhibit A hereto complies with the requirements of, and is being delivered pursuant to,
Section 2.02 ( c ) of the Servicing Agreement ( the "Servicing Agreement" ) dated as of July 26, 2001 by and among Captial One Auto Finance Trust 2001-A, as the Issuer, Wells Fargo Bank Minnesota, National Association, Trustee, and the Servicer.


    CAPITAL ONE AUTO FINANCE



    Capital One Auto Finance, as Servicer


    By:                                /s/Stuart Levy
                                       ----------------------
    Name:                              Stuart Levy
    Title:                             Manager of Global Trust Reporting
    Date:                              11/15/01

                         CAPITAL ONE AUTO FINANCE TRUST
                Automobile Receivable-Backed Notes, Series 2001-A
                       Class A-1 3.75 % Asset Backed Notes
                       Class A-2 4.14 % Asset Backed Notes
                       Class A-3 4.83 % Asset Backed Notes
                       Class A-4 5.40 % Asset Backed Notes
                        Class B 7.92 % Asset Backed Notes
                             Servicer's Certificate


----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:                                                 10/1/01
MONTHLY PERIOD ENDING:                                                   10/31/01
PREV. DISTRIBUTION/CLOSE DATE:                                           10/15/01
DISTRIBUTION DATE:                                                       11/15/01
DAYS OF INTEREST FOR PERIOD:                                                   31
DAYS IN COLLECTION PERIOD:                                                     31
MONTHS SEASONED:                                                                3
----------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
I.           MONTHLY PERIOD NOTE BALANCE CALCULATION:               CLASS A-1       CLASS A-2       CLASS A-3       CLASS A-4
                                                                    ---------       ---------       ---------       ---------
       {1}   Original Note Balance                       {1}     $126,500,000    $234,500,000    $241,500,000    $247,500,000
---------------------------------------------------------------------------------------------------------------------------------
       {2}   Beginning of period Note Balance            {2}      $90,606,905    $234,500,000    $241,500,000    $247,500,000

       {3}   End of period Note Balance                  {3}      $74,767,891    $234,500,000    $241,500,000    $247,500,000
                                                             ====================================================================

       {4}   Note Pool Factors  {3} / {1}                {4}            0.591           1.000           1.000           1.000
                                                             ====================================================================
-------------------------------------------------------------------------------------
I.           MONTHLY PERIOD NOTE BALANCE CALCULATION:        CLASS B           TOTAL
                                                             -------           -----
       {1}   Original Note Balance                       $60,382,514    $910,382,514
-------------------------------------------------------------------------------------
       {2}   Beginning of period Note Balance            $43,222,505    $857,329,410

       {3}   End of period Note Balance                  $35,104,886    $833,372,777
                                                         ============================

       {4}   Note Pool Factors  {3} / {1}                      0.581           0.915
                                                         ============================


-----------------------------------------------------------------------------------------------------------------------------------
II.               MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                        --------------------------------------------
                                                                                            CUMULATIVE                       PERIOD
                                                                                        --------------------------------------------
       {5}   Beginning number of Receivables                                        {5}              0                       58,372
       {6}   Number of Subsequent Receivables Purchased                             {6}          6,974                            0
       {7}   Number of Receivables Defaulted during period                          {7}            123                          111
       {8}   Number of Receivables becoming Purchased Receivables during period     {8}            705                            8
       {9}   Number of Receivables paid off during period                           {9}          1,048                          383
                                                                                        --------------------------------------------
      {10}   Ending number of Receivables                                          {10}         57,870                       57,870
                                                                                        --------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
III.              STATISTICAL DATA:  (CURRENT AND HISTORICAL)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                           --------------------------------------------------------
                                                                             ORIGINAL     PREV. MONTH                      CURRENT
                                                                           --------------------------------------------------------
      {11}        Weighted Average APR of the Receivables             {11}      17.37%          17.39%                       17.38%
      {12}        Weighted Average Remaining Term of the Receivables  {12}      61.22           59.65                        58.74
      {13}        Weighted Average Original Term of Receivables       {13}      64.74           64.74                        64.74
      {14}        Average Receivable Balance                          {14}    $15,549         $15,241                      $15,065
                                                                           --------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
IV.               DELINQUENCY:
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              -----------------------------------------------------
Receivables with Scheduled Payment delinquent                                        UNITS           DOLLARS           PERCENTAGE
                                                                              -----------------------------------------------------
      {15}        31-60 days                                             {15}        2,515        38,125,681                4.29%
      {16}        61-90 days                                             {16}          512         7,651,559                0.86%
      {17}        91-120 days                                            {17}          140         2,098,838                0.24%
                                                                              -----------------------------------------------------
      {18}        Receivables with Scheduled Payment delinquent
                     more than 60 days at end of period                  {18}          652        $9,750,397                1.10%
                                                                              -----------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
V.                PERFORMANCE TESTS:
-----------------------------------------------------------------------------------------------------------------------------------
DELINQUENCY RATIO
      {19}        Receivables with Scheduled Payment delinquent more than 60
                        days at end of period ( line {18})                         {19}           $9,750,397
                                                                                        ---------------------
      {20}        Beginning of period Principal Balance                            {20}          889,734,323
                                                                                        ---------------------

      {21}        Delinquency Ratio {16} + {17} divided by {20}                    {21}                                      1.10%
                                                                                                             ----------------------
      {22}        Previous Monthly Period Delinquency Ratio                        {22}                                      0.78%
                                                                                                             ----------------------
      {23}        Second previous Monthly Period Delinquency Ratio                 {23}                                      0.25%
                                                                                                             ----------------------

      {24}        Average Delinquency Ratio ({21} + {22} + {23}) / 3               {24}                                      0.71%
                                                                                                             ----------------------


                  ------------------------------------------------------------------------------------------------------------------
                        Compliance with Accelerated Reserve Fund Trigger? (Average Delinquency Ratio
                        is less than or equal to 3% months 1-12, 4% months 13-24 and 5% thereafter)                             Yes

                        Complaince with Insurance Agreement Event of Default? (Average Delinquency
                        Ratio is less than or equal to 4% months 1-12, 5% months 13-24 and 6%
                        thereafter)                                                                                             Yes
                  ------------------------------------------------------------------------------------------------------------------
CUMULATIVE NET CHARGE-OFF RATE
      {25}   Net Losses since Initial Cut-off Date (Beginning of Period)                    {25}                             69,785
                                                                                                                     ---------------
      {26}      Receivables becoming Defaulted Receivables during period                    {26}          $1,895,779
                                                                                                 --------------------
      {27}      Cram Down Losses and other non-cash Adjustments occurring during period     {27}              11,581
                                                                                                 --------------------
      {28}      Liquidation Proceeds collected during period                                {28}             874,628
                                                                                                 --------------------
      {29}      Recoveries on Defaulted Receivables during period                           {29}                   0
                                                                                                 --------------------
      {30}      Net Losses during period {26} - {27} - {28} - {29}                          {30}           1,009,569
                                                                                                 --------------------
      {31}   Net Losses since Initial Cut-off Date (End of Period)                          {31}                          1,079,354
                                                                                                                     ---------------
      {32}   Cumulative Net Loss Rate ({31}) / {Original Aggregate Principal Balance}       {32}                              0.12%
                                                                                                                     ---------------

       -----------------------------------------------------------------------------------------------------------------------------
       Compliance with Accelerated Reserve Fund Trigger?      Cumulative Net Loss Rate is less than or equal to:    N/A          Yes
       Complaince with Insurance Agreement Event of Default?  Cumulative Net Loss Rate is less than or equal to:    N/A          Yes
       -----------------------------------------------------------------------------------------------------------------------------

EXTENSION RATE
      {33}        Number of Receivables extended during current period         {33}                      604
                                                                                    -------------------------
      {34}        Beginning of Period Loans Outstanding                        {34}                   58,372
                                                                                    -------------------------
      {35}        Extension Rate {33} divided by {34}                          {35}                                           1.03%
                                                                                                             -----------------------
      {36}        Previous Monthly Extension Rate                              {36}                                           0.69%
                                                                                                             -----------------------
      {37}        Second previous Monthly Extension Rate                       {37}                                           0.54%
                                                                                                             -----------------------

      {38}        Average Extension Rate ({35} +{36} +{37}) / 3                {38}                                           0.76%
                                                                                                             -----------------------

                  ------------------------------------------------------------------------------------------------------------------
                  Compliance (Extension Test Pass is an Average Extension Rate less than 4%.)                                   Yes
                  ------------------------------------------------------------------------------------------------------------------



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